SUPPLEMENTARY DATA - Summary of Valuation and Qualifying Accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Balance at Beginning of Year	$ 51,755	$ 54,786	$ 63,412
Additions/Charged to Costs and Expenses, Net	25,898	13,841	6,935
Deductions	(13,603)	(14,963)	(12,503)
Foreign Exchange	775	(1,909)	(602)
Divestitures / Assets Held for Sale	(6,799)	0	(2,456)
Balance at End of Period	$ 58,026	$ 51,755	$ 54,786